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Exhibit 10.19

AMENDMENT
to
Credit Facility Agreement
(the "Amendment")

    The undersigned,

1.
FEI Company, having its registered seat at 7451 N.W. Evergreen Parkway, Hillsboro, Oregon, United States of America, 97124-5830;

2.
Philips Electron Optics International B.V., having its registered seat at Achtsteweg Noord 5, 5651 GG, Eindhoven, the Netherlands,

    (hereinafter called the "Borrowers")

and

3.
Koninklijke Philips Electronics N.V., having its registered seat at Groenewoudseweg 1, 5621 BA Eindhoven, The Netherlands (hereinafter called "Lender"),

WHEREAS

•
the parties have signed a credit facility agreement dated February 25, 1999 for an amount of US$ 50,000,000,—(hereinafter called the "Facility")

•
the parties wish to amend articles 2.1 and 13, paragraph 4 under b of the Facility;

NOW THEREFORE the parties hereby agree as follows:

1.
The parties agree to amend article 2.1, article 6.2 under c and article 13.4 under b of the credit facility agreement to read as follows:

      2.1  Amount

    The lender grants to the Borrowers a total credit facility of 75 million US-Dollars (or its equivalent from time to time in Optional Currencies). This amount may be reduced by FEI in accordance with Clause 15 hereof (partial cancellation).

      6.2

    (c)  As the Credit Facility is revolving, any amount prepaid before the Final Maturity Date will remain available for re-borrowing on the terms and conditions of this Agreement.

      13.4

    (b)  the Stockholders' Equity will in the years 2000 and 2001 not be less than US-Dollars 150 million;

2.
This amendment will become effective as from the 21st of August, 2000.

3.
This amendment is governed by and shall be construed in accordance with the law of the Netherlands.

THUS AGREED in three original copies on August 21, 2000 by

FEI Company	Koninklijke Philips Electronics N.V.
/s/ JOHN S. HODGSON John S. Hodgson Sr. Vice President and Chief Financial Officer	/s/ P. J. W. M. WARMERDAM
/s/ MARK V. ALLRED Mark V. Allred Corporate Controller	/s/ A. J. A. RUHE
Philips Electron Optics International B.V.
/s/ WOUTER DER WEDUWEN	/s/ NICO VRIJENHOEK

Wouter der Weduwen Controller	Nico Vrijenhoek Director

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AMENDMENT to Credit Facility Agreement (the "Amendment")